                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K/A-1 into the Company's previously filed Registration Statements File Nos. 33-76742, 333-23647 and 333-27441 on Form S-8, and 33-79556 on Form S-3.




                                                      /s/ Arthur Andersen LLP
                                                      -----------------------
                                                      Arthur Andersen LLP


Chicago, Illinois

May 13, 1998